UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 25, 2013

CareFusion Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34273	26-4123274
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3750 Torrey View Court, San Diego, California 92130

(Address of Principal Executive Offices, Including Zip Code)

(858) 617-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 25, 2013, CareFusion Corporation (the “Company”) issued a news release (the “News Release”) announcing an agreement in principle to resolve previously disclosed government investigations related to prior sales and marketing practices for its ChloraPrep® skin preparation product and its relationships with health care professionals. As further discussed in the News Release, the Company expects to pay the government approximately $41 million to resolve the allegations and will record the charge in the third quarter of fiscal 2013 to establish a reserve for this amount. The Company expects the charge, net of the associated tax effect, will reduce the Company’s earnings per share from continuing operations for the third quarter of fiscal 2013 by $0.15. The impact of this one-time charge will be excluded from the Company’s adjusted earnings per share from continuing operations when the Company releases its third quarter fiscal 2013 financial results. A copy of the News Release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

This report contains “forward-looking statements” addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments. Forward-looking statements include, but are not limited to, statements regarding the agreement in principle with the government, including the proposed settlement terms, the timing of the settlement agreement, the settlement amount, and the impact of the settlement on the Company’s business and financial results. CareFusion intends forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “anticipates,” “plans,” or similar expressions to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause the Company’s actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, the Company and the government may not complete the required documentation or finalize the settlement on the proposed terms or timing, or at all, as well as other risks described more fully in Item 1A in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012, which are expressly incorporated herein by reference, and other factors as may periodically be described in the Company’s filings with the SEC. The CareFusion News Release and the information contained herein reflect management’s views as of April 25, 2013. Except to the limited extent required by applicable law, CareFusion undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	News release issued by CareFusion Corporation on April 25, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareFusion Corporation
(Registrant)

Date: April 25, 2013	By:	/s/ Joan Stafslien
	Name:	Joan Stafslien
	Title:	Executive Vice President, Chief Compliance Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	News release issued by CareFusion Corporation on April 25, 2013